Exhibit 10.2

AMENDMENT TO PROMISSORY NOTE

This Amendment (this “Amendment”) to that certain Promissory Note, dated as of January 27, 2023 (the “Note”), by and among A SPAC I Acquisition Corp., a British Virgin Islands business company (the “Maker”), and A SPAC (Holdings) Acquisition Corp. or its designated affiliates, registered assigns or successors in interest (the “Payee”), is made and entered into effective as of June 12, 2023 by the Maker and the Payee.

RECITALS

WHEREAS, the Maker and the Payee desire to amend the terms of the Note as set forth below;

WHEREAS, the Note is scheduled to be payable on the date on which the Maker consummates an initial business combination with a target business (as described in its initial public offering prospectus dated February 14, 2022);

WHEREAS, the Maker and the Payee have agreed to make certain amendments to the Note;

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. Section 1 of the Note is hereby amended and restated in its entirety and replaced with the following:

1. Principal. The principal balance of this Promissory Note (this “Note”) shall be payable promptly on demand and, in any event, no later than the date on which the Maker terminates or consummates an initial business combination (a “Business Combination”) with a target business (as described in its initial public offering prospectus dated February 14, 2022 (the “Prospectus”)). The principal balance may be prepaid at any time.

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the effective date written above.

MAKER:
A SPAC I ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Chief Executive Officer
PAYEE: A SPAC (HOLDINGS) ACQUISITION CORP.

By:	/s/ Claudius Tsang
Name:	Claudius Tsang
Title:	Authorised signatory